UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2017

GETTY REALTY CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 110, Jericho, New York	11753-1681
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 478-5400

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of the Company was held on May 4, 2017 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following items:

Proposal 1: Election of Directors

Elected the following nominees to serve on the Board of Directors until the next annual meeting of stockholders and until their respective successors are elected and qualify:

	VOTES CAST			BROKER

	FOR	AGAINST	ABSTENTIONS	NON-VOTES

Leo Liebowitz	25,188,290	963,155	23,990	5,681,550

Milton Cooper	21,629,973	4,521,566	23,896	5,681,550

Philip E. Coviello	21,527,557	4,519,583	128,295	5,681,550

Christopher J. Constant	25,814,125	234,020	127,290	5,681,550

Richard E. Montag	25,819,997	220,223	135,215	5,681,550

Howard Safenowitz	21,013,385	4,964,302	197,748	5,681,550

Proposal 2: Approval of the Getty Realty Corp. Second Amended and Restated 2004 Omnibus Incentive Compensation Plan

Approved, the Getty Realty Corp. Second Amended and Restated 2004 Omnibus Incentive Compensation Plan. There were 25,331,806 votes cast for the proposal, 557,852 votes cast against the proposal, 285,777 abstentions and 5,681,550 broker non-votes.

Proposal 3: Advisory (Non-binding) Vote on Executive Compensation (Say-On-Pay)

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say on Pay”) for the Annual Meeting. There were 24,777,792 votes cast for the proposal, 1,030,520 votes cast against the proposal, 367,123 abstentions and 5,681,550 broker non-votes.

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Approved, conducting future advisory votes on executive compensation every year. There were 21,728,402 votes cast for conducting future advisory votes every year, 223,544 votes cast for conducting future advisory votes every two years, 3,977,244 votes cast for conducting future advisory votes every three years, 246,245 abstentions and no broker non-votes.

Proposal 5: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. There were 31,455,046 votes cast for the appointment, 376,159 votes cast against the appointment, 25,780 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: May 5, 2017	By:	/s/ Danion Fielding
Danion Fielding
Vice President, Chief
Financial Officer and Treasurer